The Emerging Markets
Floating Rate Fund Inc.



Semi-Annual Report
August 31, 2001


-------------------------------------
    Salomon Brothers Asset Management
    -------------------------------------





American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


-------------------
    PRSRT-STD
   U.S. POSTAGE
       PAID
STATEN ISLAND, NY
    PERMIT NO.
       169
-------------------


EFLSEMI 8/01

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

September 28, 2001

Dear Shareholder:

We are pleased to provide this semi-annual report for the Emerging Markets Floating Rate Fund Inc. ('Fund') as of August 31, 2001. Included are a market commentary, a statement of the Fund's investments and financial statements for the six months ended August 31, 2001.

SPECIAL SHAREHOLDER NOTICE

As you may or may not know, many Salomon Brothers Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

FUND PERFORMANCE

The net asset value ('NAV') of the Fund decreased from $11.84 per share on February 28, 2001 to $11.40 on August 31, 2001. Dividends totaling $0.80 were paid during the period. Assuming the reinvestment of dividends, the Fund returned 10.37% based on the NAV for the six months ended August 31, 2001. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(1) returned 0.41% for the same period.

EMERGING MARKETS DEBT

Emerging markets debt returned 0.41% during the Fund's semi-annual period as measured by the EMBI+. Developments in Argentina and Brazil set the tone for emerging markets for the period. Argentinian debt, the worst performer in the EMBI+, returned negative 19.75% and Brazilian debt, suffering from Argentinian contagion, returned negative 3.62%. Combined, the debt of these two countries represents about 41% of the EMBI+ by market capitalization. Historically, this weak performance from the largest weighted credits has tended to drag down returns across many or all countries in the emerging markets. In contrast, the performance of the other 16 emerging market countries represented in the EMBI+ all outperformed the overall EMBI+ return. In our opinion,

---------
(1) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

the market's ability to view problems on a country-by-country basis without extrapolating isolated problems into systemic risks is a positive development.

At the commencement of the semi-annual period in March 2001, the U.S. Federal Reserve Board ('Fed') had already embarked on its fiscal easing policy. Short-term interest rates stood at 5.50% in March and ended the period at 3.50%, a full 200 basis points(2) lower in August. The Fed's changing bias was caused by evidence that U.S. economic growth had slowed considerably in 2001. The economic slowdown in the U.S. and the fragile Argentinian economy have negatively impacted Latin American growth. Additionally, the acts of terrorism on the World Trade Center in New York City on September 11, 2001 prompted a
Fed inter-meeting cut of 50 basis points, that brought overnight rates to 3.00%. Barring a sudden recovery in the financial markets or economy, we expect the Fed's bias toward easing to continue.

Crude oil prices, an important driver of value in the emerging debt markets, continue to remain at higher levels. Fiscal balances and monetary reserves improved substantially as higher oil prices contributed to overall credit quality in Russia, Venezuela, Colombia and Mexico, all of which are oil producers. Prices per barrell fluctuated during the period, ranging from a low of $24.73 to a high of $28.98. Crude oil prices closed the period at about $27.35. This year, the Organization of Petroleum Exporting Countries ('OPEC')(3) is proactively intervening to defend the price band; its latest intervention occurred on September 1st when it cut production by one million barrels per day. We feel its success is largely a matter of politics, particularly those concerned with the continuing commonality of interests among and actions of Saudi Arabia, Venezuela and Iran. We believe oil prices will be stable or slightly weaker as the political conflict intensifies. The spike upward in crude prices following the attacks of September 11th was not surprising to us; however, since then, the price of crude oil has returned to lower levels.

Return volatility for emerging markets debt generally remained below historical levels. However, the combination of the uncertainty surrounding Turkey's economic reform and the continued Argentinian recession triggered a recent increase in volatility levels.

Russian debt, the EMBI+'s best performer, returned 22.37% for the annual period as measured by the EMBI+. Russian debt continued to perform well overall as oil prices drove the economy. Russia's foreign reserves approached new highs as they reached $37 billion in August 2001. Domestic consumption has also contributed to growth; Gross Domestic Product ('GDP')(4) growth was 5.5% for the first seven months in 2001. Combined with strong fiscal results and an appreciating ruble, the public sector debt-to-GDP ratio fell from 78% at the end of 2000 and is projected to reach 60% by the end of 2001. We believe Russia's improving fundamentals may lead to credit-rating upgrades over the medium term.

---------
(2) A basis point is equal to one hundredth of one percent (0.01%).

(3) OPEC is an international Organization of 11 developing countries which are heavily reliant on oil revenues as their main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the Organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

(4) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Colombian debt, the top performer in Latin America, returned 15.71% during the period, as measured by the EMBI+. Oil prices and export growth were important contributors to the performance of the Colombian economy last year. The global slowdown and lower coffee and oil prices are beginning to take their toll on the economy. These developments have led the Colombian Central Bank to lower interest rates this year. We maintained our slightly overweight position in Colombian debt for the period.

Bulgarian debt returned 12.63% for the period, as measured by the EMBI+. Bulgaria is undergoing significant social and economic reforms. Prime Minister Simeon Saxe-Coburg announced a dramatic three-pillar economic strategy involving supply side cuts (reducing the upper tax bracket from 39% to 28%); a sharp rise in the minimum wage and doubling of child-support benefits. The upcoming talks with the International Monetary Fund ('IMF')(5) will be monitored closely as the IMF has been critical of the Bulgarian government's economic strategy. Notwithstanding, the Bulgarian government has put a high priority on reaching an agreement with the IMF and on accelerating Bulgaria's membership into the European Union. We expect the government will reach a compromise with the IMF.

Mexican debt returned 7.82% as measured by the EMBI+ for the period. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. The market, in our opinion, continues to anticipate an upgrade of Mexican debt to investment grade status by Standard & Poor's. However, we believe the recent terrorist attacks will delay this decision as the global slowdown and the U.S. recession may gain momentum. We maintained our exposure to Mexican debt because we believe Mexico is one of the most stable countries in the emerging markets and the position presently reflects our overall defensive nature.

Brazilian debt returned negative 3.62% for the period as measured by the EMBI+. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency negatively impacted the economy and led the Brazilian Central Bank to raise the Selic, the overnight lending rate, by 250 basis points during the period from April to August. We believe the key issue for Brazil remains the sustainability of its public sector debt in an environment where Argentina's problems have kept the exchange rate and local interest rates under pressure. The market welcomed the recent announcement by the IMF granting an extension of a $15 billion line of credit. We maintained our slight underweighting with respect to Brazil as measured by the EMBI+.

Argentinian debt returned a negative 19.75% as measured by the EMBI+, and was the EMBI+'s worst performer during the period. The country continues to struggle with a weak economy. We believe Argentina must restore economic growth to effectively manage its debt service obligations. After a series of false starts in March, the Argentinian government has installed an economic team led by Domingo Cavallo. Cavallo, a Harvard-trained economist, won an international reputation for helping Argentina defeat hyperinflation in the early 1990's. The market reacted positively to the appointment but the rating agencies downgraded Argentina's debt rating three times during the period from B1/BB- to Caa1/B-. In July, the government enacted a zero-deficit law, limiting

---------
(5) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

public outlays over each quarter to prospective receipts. We continue to underweight Argentine debt as a percentage of the EMBI+ while monitoring developments closely.

Emerging debt markets have come under pressure in the wake of Argentina's three-year recession, the developed world's economic slowdown, and the poor overall performance of equity markets. We continue to remain invested in a diversified portfolio of emerging markets debt securities. That said, we have become more defensive in our outlook and have attempted to reduce our exposure to market risk over the past few months.

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST, for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations.

For information concerning your Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate your confidence and look forward to serving you in the future.

Sincerely,




Heath B. McLendon                                            Peter J. Wilby


Heath B. McLendon                                            Peter J. Wilby
Chairman of the Board                                        Executive Vice President



Thomas K. Flanagan


Thomas K. Flanagan
Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 5 through 6 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Schedule of Investments (unaudited)
August 31, 2001

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------

Sovereign Bonds  -- 87.5%
Argentina  -- 11.6%
                    Republic of Argentina:
$ 2,560,000          5.562% due 3/31/05 (a).....................................  $ 1,960,000
  1,493,000          13.969% due 4/10/05 (a)....................................    1,143,265
  1,225,267          7.000% due 12/19/08 (a)....................................      802,550
                                                                                  -----------
                                                                                    3,905,815
                                                                                  -----------
Brazil  -- 11.4%
                    Federal Republic of Brazil:
  1,900,000          DCB, Series L, 5.500% due 4/15/12 (a)......................    1,263,500
  3,266,147          MYDFA, 5.750% due 9/15/07 (a)..............................    2,580,256
                                                                                  -----------
                                                                                    3,843,756
                                                                                  -----------
Bulgaria  -- 5.8%
  2,350,000         Republic of Bulgaria, FLIRB, Series A, 4.562% due
                     7/28/12 (a)................................................    1,950,500
                                                                                  -----------
Colombia  -- 14.6%
                    Republic of Colombia:
  3,250,000          8.700% due 2/15/16.........................................    2,483,000
  3,300,000          8.375% due 2/15/27.........................................    2,450,250
                                                                                  -----------
                                                                                    4,933,250
                                                                                  -----------
Ecuador  -- 6.9%
  5,500,000         Republic of Ecuador, 5.000% due 8/15/30 (a).................    2,332,000
                                                                                  -----------
Ivory Coast  -- 4.6%
 10,400,000         Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18 (a)......    1,560,000
                                                                                  -----------
Peru  -- 3.0%
  1,550,000         Republic of Peru, FLIRB, 4.000% due 3/7/17 (a)..............    1,026,875
                                                                                  -----------
Russia  -- 10.6%
                    Russia Federation:
    153,011          8.250% due 3/31/10.........................................      120,544
  7,225,000          5.000% due 3/31/30.........................................    3,445,422
                                                                                  -----------
                                                                                    3,565,966
                                                                                  -----------
Venezuela  -- 19.0%
                    Republic of Venezuela:
  5,107,100          DCB, Series DL, 4.750% due 12/18/07 (a)....................    4,194,206
  2,625,000          FLIRB, Series C, 4.875% due 12/31/03 (a)...................    2,218,125
                                                                                  -----------
                                                                                    6,412,331
                                                                                  -----------

                    Total Sovereign Bonds (Cost  -- $31,347,346)................   29,530,493
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

August 31, 2001

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Loan Participations (b)  -- 12.5%
$ 2,352,944         Kingdom of Morocco, Tranche B, 5.093% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc., Merrill
                     Lynch) (a).................................................  $ 2,152,944
  2,379,807         The People's Democratic Republic of Algeria, Tranche 1,
                     7.6875% due 9/4/06 (Chase Manhattan) (a)...................    2,070,432
                                                                                  -----------

                    Total Loan Participations (Cost  -- $4,180,455).............    4,223,376
                                                                                  -----------

                    Total Investments  -- 100% (Cost  -- $35,527,801*)..........  $33,753,869
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in schedule:

    DCB   -- Debt Conversion Bond.

    FLIRB  -- Front Loaded Interest Reduction Bond.

    MYDFA  -- Multi-Year Depository Facility Agreement.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statement of Assets and Liabilities (unaudited)
August 31, 2001

ASSETS:
   Investments, at value (Cost -- $35,527,801)..............  $33,753,869
   Cash.....................................................       23,101
   Receivable for securities sold...........................   15,202,253
   Interest receivable......................................      709,488
                                                              -----------
   TOTAL ASSETS.............................................   49,688,711
                                                              -----------
LIABILITIES:
   Unrealized depreciation on interest rate swap contract
    (Note 4)................................................      665,892
   Payable on interest rate swap contract (Note 4)..........       67,875
   Management fee payable...................................       45,158
   Dividends payable........................................       24,008
   Accrued expenses.........................................       83,336
                                                              -----------
   TOTAL LIABILITIES........................................      886,269
                                                              -----------
TOTAL NET ASSETS............................................  $48,802,442
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,279,841 shares outstanding)...................  $     4,280
   Additional paid-in capital...............................   58,750,583
   Overdistributed net investment income....................     (482,310)
   Accumulated net realized loss from security transactions
    and options.............................................   (7,030,287)
   Net unrealized depreciation of investments and interest
    rate swap contract......................................   (2,439,824)
                                                              -----------
TOTAL NET ASSETS............................................  $48,802,442
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($48,802,442 [div] 4,279,841
 shares)....................................................       $11.40
                                                                   ------
                                                                   ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statement of Operations (unaudited)
For the Six Months Ended August 31, 2001

INCOME:
   Interest.................................................  $ 3,289,164
                                                              -----------
EXPENSES:
   Management fee (Note 2)..................................      273,835
   Audit fees...............................................       25,998
   Directors' fees..........................................       15,859
   Shareholder reporting fees...............................       15,417
   Transfer agent fees......................................       13,353
   Legal fees...............................................        9,280
   Registration fees........................................        8,712
   Custody..................................................        6,132
   Other....................................................        3,592
                                                              -----------
   TOTAL EXPENSES...........................................      372,178
                                                              -----------
NET INVESTMENT INCOME.......................................    2,916,986
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND INTEREST RATE SWAP CONTRACT (NOTES 3, 4 AND 5):
   Net Realized Gain From:
      Security transactions (excluding short-term
        securities).........................................       42,365
      Options purchased.....................................       41,200
      Options written.......................................       24,800
                                                              -----------
   NET REALIZED GAIN........................................      108,365
                                                              -----------
   Change in Net Unrealized Depreciation of Investments and
    Interest Rate Swap Contract:
      Beginning of period...................................     (943,410)
      End of period.........................................   (2,439,824)
                                                              -----------
   INCREASE IN NET UNREALIZED DEPRECIATION..................   (1,496,414)
                                                              -----------
NET LOSS ON INVESTMENTS, OPTIONS AND INTEREST RATE SWAP
 CONTRACT...................................................   (1,388,049)
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 1,528,937
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Statements of Changes in Net Assets
For the Six Months Ended August 31, 2001 (unaudited) and the Year Ended February 28, 2001

                                                               AUGUST 31    FEBRUARY 28
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 2,916,986   $ 6,301,063
   Net realized gain........................................      108,365     3,596,722
   Increase in net unrealized depreciation..................   (1,496,414)   (4,146,123)
                                                              -----------   -----------
   NET INCREASE IN NET ASSETS FROM OPERATIONS...............    1,528,937     5,751,662
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (3,399,296)   (6,775,567)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of
    dividends...............................................       96,790       194,616
                                                              -----------   -----------
DECREASE IN NET ASSETS......................................   (1,773,569)     (829,289)
NET ASSETS:
   Beginning of period......................................   50,576,011    51,405,300
                                                              -----------   -----------
   END OF PERIOD*...........................................  $48,802,442   $50,576,011
                                                              -----------   -----------
                                                              -----------   -----------
*Includes overdistributed net investment income of:.........    $(482,310)           --
                                                              -----------   -----------
                                                              -----------   -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income in the amount of $426,156 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Advisor'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Advisor provides investment advisory and administrative services to the Fund. The Investment Advisor is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Advisor a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

The Investment Advisor has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ('SBFM'), formerly known as SSB Citi Fund Management LLC, an affiliate of the Investment Advisor pursuant to a Sub-Administration Agreement between the Investment Advisor and SBFM.

At August 31, 2001, the Investment Advisor owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Advisor.

Note 3. Portfolio Activity and Federal Income Tax Status

For the six months ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $47,367,451
                                                              -----------
                                                              -----------
Sales.......................................................  $44,346,676
                                                              -----------
                                                              -----------

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 2,303,775
Gross unrealized depreciation...............................   (4,077,707)
                                                              -----------
Net unrealized depreciation.................................  $(1,773,932)
                                                              -----------
                                                              -----------

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Note 4. Interest Rate Swaps

In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with Chase Securities (counterparty) pursuant to which, the Fund makes semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at a predetermined spread to the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to interest income. At
August 31, 2001, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:                    Chase Securities
Effective Date:                       6/28/01
Notional Amount:                      $16,000,000
Payments Made by the Fund:            Fixed Rate 6.13%
Payments Received by the Fund:        Floating Rate (6-month LIBOR)
Termination Date:                     12/29/10
Unrealized Depreciation as of
  8/31/01:                            $665,892

Note 5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At August 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by-the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised,

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written put option transactions occurred during the six months ended August 31, 2001:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Options written, outstanding at February 28, 2001...........       --     $       0
Options written.............................................    1,300       120,000
Options canceled in closing purchase transactions...........   (1,300)     (120,000)
                                                               ------     ---------
Options written, outstanding at August 31, 2001.............       --     $       0
                                                               ------     ---------
                                                               ------     ---------

Note 6. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in such loans are in the form of participations in the loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At August 31, 2001, the Fund held loan participations with a total cost of $4,180,455.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Note 7. Credit and Market Risk

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 2001, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

In connection with the swap agreement the Fund is exposed to credit loss in the event of non-performance by the swap counterparty.

Note 8. Capital Loss Carryforward

At February 28, 2001, the Fund had, for Federal income tax purposes, approximately $7,139,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                                                 2007         2008        TOTAL
                                                                 ----         ----        -----
Carryforward Amounts........................................  $2,507,000   $4,632,000   $7,139,000

Note 9. Dividends Subsequent to August 31, 2001

On July 10, 2001, the Board of Directors of the Fund declared two dividends from the net investment income, each in the amount of $0.1225 per share, payable on September 28, 2001 and October 26, 2001 to shareholders of record on September 18, 2001 and October 16, 2001, respectively.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year shown below, unless otherwise noted:

                                       AUG. 31,   FEB. 28,     FEB. 29,     FEB. 26,     FEB. 27,     FEB. 28,
                                       2001(1)      2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
 PERIOD..............................  $ 11.84    $ 12.08      $ 10.21      $ 15.55      $ 16.71      $ 13.66
                                       -------    -------      -------      -------      -------      -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income...............     0.68       1.48         1.57         1.62         1.51         1.56
 Net realized and unrealized gain
   (loss)............................    (0.32)     (0.13)        1.89        (5.09)        0.07         3.10
                                       -------    -------      -------      -------      -------      -------
Total Income (Loss) From
 Operations..........................     0.36       1.35         3.46        (3.47)        1.58         4.66
                                       -------    -------      -------      -------      -------      -------
LESS DISTRIBUTIONS FROM:
 Net investment income...............    (0.80)     (1.59)       (1.59)       (1.59)       (1.53)       (1.61)
 Net realized gains..................       --         --           --        (0.28)       (1.21)          --
                                       -------    -------      -------      -------      -------      -------

Total Distributions..................    (0.80)     (1.59)       (1.59)       (1.87)       (2.74)       (1.61)
                                       -------    -------      -------      -------      -------      -------

NET ASSET VALUE, END OF PERIOD.......  $ 11.40    $ 11.84      $ 12.08      $ 10.21      $ 15.55      $ 16.71
                                       -------    -------      -------      -------      -------      -------
                                       -------    -------      -------      -------      -------      -------

MARKET VALUE, END OF PERIOD..........  $ 12.47    $ 12.85      $ 11.00     $12.1875      $ 16.50      $17.125
                                       -------    -------      -------     --------      -------      -------
                                       -------    -------      -------     --------      -------      -------

TOTAL RETURN,
 BASED ON MARKET VALUE(2)............     3.69%     33.58%        3.74%      (13.64)%      14.04%       38.28%

NET ASSETS, END OF PERIOD (000S).....  $48,802    $50,576      $51,405      $43,162      $65,142      $69,651

RATIOS TO AVERAGE NET ASSETS:
 Expenses............................     1.49%      1.52%        1.51%        1.58%        1.49%        1.52%
 Net investment income...............    11.67%     12.48%       14.02%       12.95%        9.19%       10.28%

PORTFOLIO TURNOVER RATE..............      101%       221%         172%         163%         214%         120%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended August 31, 2001 (unaudited).

(2) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                              -------------------
This report is transmitted to the shareholders of The Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

---------
Directors

LESLIE H. GELB
    President, The Council on
    Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.; President and Director, Smith Barney Fund Management LLC and Travelers
    Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial
    Law, and formerly Dean, The Fletcher
    School of Law & Diplomacy
    Tufts University

STEPHEN J. TREADWAY
    Co-Chairman of the Board;
    Executive Vice President,
    PIMCO Advisors L.P.
    Chairman and President,
    PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
    Consultant; formerly Chairman,
    ASARCO Inc.

--------
Officers

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    Co-Chairman of the Board

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

--------------------
The Emerging Markets
Floating Rate Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISOR
    Salomon Brothers Asset Management Inc
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EFL


                       STATEMENT OF DIFFERENCES

The division sign shall be expressed as....................................[div]